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                                                                   EXHIBIT 10.19





                               DIGIRAD CORPORATION

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                 August 23, 2001


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                           INVESTORS' RIGHTS AGREEMENT

         This AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made as of the 23rd day of August, 2001, by and between Digirad Corporation, a Delaware corporation (the "Company"), holders of a majority of the shares held by the founders of the Company identified on SCHEDULE A attached hereto under the heading "Founders" (the "Founders"), holders of a majority of the Preferred Stock of the Company identified on SCHEDULE A attached hereto under the heading "Existing Investors" (the "Existing Investors") and each of the purchasers of the Series F Preferred Stock of the Company identified on SCHEDULE A attached hereto under the heading "New Investors" and Silicon Valley Bank (collectively, the "New Investors"). The Existing Investors and the New Investors are collectively referred to herein as, individually, an "Investor" and collectively, the "Investors."

                                    RECITALS

         A. The Company has previously sold and issued shares of its capital stock to the Founders and to the Existing Investors, pursuant to which the Founders and the Existing Investors have become parties to that certain Investors' Rights Agreement dated November 10, 2000, as amended (the "Investors' Rights Agreement");

         B. The Company desires to sell and issue shares of its Series F Preferred Stock to the New Investors pursuant to that certain Series F Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

         C. As an inducement to the New Investors to purchase shares of its Series F Preferred Stock, the Company, the Founders and the Existing Investors all desire to completely amend and restate the Investors' Rights Agreement pursuant to Section 5.7 with respect to the matters set forth therein.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein it is hereby agreed:

1.       COVENANTS OF THE COMPANY.

                  1.1 BOARD EXPENSES. The Company shall reimburse the Board members for all reasonable out-of-pocket travel and expenses incurred by such directors in attending the meetings of the Board and committees of the Board of which any such director is a member.

                  1.2 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 1.2, the Company hereby grants to Investors, and to Jack F. Butler, Sr. and Clinton L. Lingren (and their respective transferees) (collectively, the "Founders" and each an "Offeree"), a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). Investors shall be entitled to apportion the right of the first offer hereby granted among themselves and their partners and affiliates in such proportions as they deem appropriate.

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                  Each time the Company proposes to offer any shares of, or
securities convertible into or exercisable for, any class of its capital stock (the "Shares"), the Company shall first make an offering of such Shares to each Offeree in accordance with the following provisions:

                  (a) The Company shall deliver a notice by certified mail ("Notice") to the Offeree stating (i) its bona fide intention to offer or issue such Shares, (ii) the number of such Shares to be offered, and (iii) the price, if any, for which it proposes to offer such Shares.

                  (b) Within 20 calendar days after receipt of the Notice, the Offeree may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Offeree bears to the total number of shares of outstanding Common Stock and Common Stock issuable upon conversion of the Preferred Stock then outstanding. The Company shall promptly in writing, inform each Offeree which purchases all the shares available to it (a "Fully Exercising Offeree") of any other Offeree's failure to do likewise. During the 10-day period commencing after receipt of such information, each Fully Exercising Offeree shall be entitled to obtain that portion of the shares subject to such right of first refusal and not subscribed for by the Offerees which is equal to the proportion that the number of shares of Common Stock issued and held , or issuable upon conversion of the Preferred Stock then held, by such Fully Exercising Offeree bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully Exercising Offerees who wish to purchase some of the unsubscribed shares.

                  (c) If all such Shares referred to in the Notice are not elected to be obtained as provided in subsection 1.2(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in subsection 1.2(b) hereof, offer the remaining unsubscribed Shares to any person or persons at a price not less than that, and upon terms no more favorable to the offeree than those, specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Offerees in accordance herewith.

                  (d) The right of first offer granted in this Section 1.2 shall not be applicable (i) to the issuance or sale of shares of Common Stock, or options granted to employees, directors, consultants or advisors of the Company under stock option and restricted stock purchase agreements approved by the Board of Directors commencing as of May 1994 (each, an "Option, and collectively, "Options") or warrants therefor, to employees, directors, consultants or advisors of the Company, provided each such person executes an agreement relating to such issuance or sale in substantially the form as approved by the Company's Board of Directors, (ii) to the issuance and sale of the Company's securities to a corporation, partnership, educational institution or other entity in connection with a research and development partnership or licensing or other collaborative arrangement between the Company and such institution or entity, (iii) to or after consummation of a bona fide, firmly underwritten public offering of shares of the Company's Common Stock registered under the Securities Act of 1933, as amended (the "Securities Act"), which results in gross proceeds of at least $15,000,000 at a price per share of


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at least $7.50 (adjusted for any subsequent stock splits, stock dividends or other recapitalizations), (iv) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (v) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, and (vi) to the issuance of securities in connection with credit agreements with equipment lessors or commercial lenders.

                  (e) Any term of this Section 1.2 may be amended and the observance of any term of this Section 1.2 may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, (ii) the holders of a majority of the shares held by the Founders, and (iii) the Investors holding of a majority of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock, voting as a single class. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities of the Company at the time outstanding (including securities into which such securities are convertible) with rights under this Section 1.2, each future holder of all such securities, and the Company.

                  1.3 BOARD OBSERVATION RIGHTS. A person beneficially holding or controlling 300,000 (adjusted for stock splits, reverse stock splits, and similar changes in capitalization) or more shares of the Company's Series A Preferred Stock who is not a member of the Company's Board of Directors shall receive from the Company, with such limitations as are provided herein, notice of all meetings for the Board of Directors, and such stockholder shall receive any materials distributed for such meeting and may attend such meetings; provided, however, that the Company may require as a condition precedent that such stockholder in requesting to attend any meeting of the Board of Directors shall agree to hold it in confidence and trust all information received during or in connection with such meeting and require that such stockholder sign a confidentiality agreement with the Company and, provided further, that the Company reserves the right not to provide information and to exclude such stockholder from any meeting or portion thereof if attendance at such meeting by such stockholder or dissemination of any information at such meeting to such stockholder would, in the good faith judgment of the Board of Directors, result in a conflict of interest. If such stockholder in his or her good faith judgment believes that an item to be discussed by the Board of Directors would result in any conflict of interest, such stockholder shall promptly bring such conflict to the attention of the stockholder on the Board. In no event shall any such stockholder have the right to vote at any such meeting or shall any provision of this paragraph waive any obligation of confidentiality to the Company owed by such stockholder.

2.       REGISTRATION RIGHTS.

         The Company covenants and agrees as follows:

                  2.1 DEFINITIONS. For purposes of this Section 2:

                  (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with


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the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

                  (b) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's registration rights are not assigned;

                  (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are exercisable or convertible into, Registrable Securities;

                  (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2.13 hereof; and

                  (e) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC in lieu of Form S-3 which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  2.2 REQUEST FOR REGISTRATION.

                  (a) If the Company shall receive at any time after the earlier of (i) January 1, 2002 or (ii) one year after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of at least 30% of the Registrable Securities then outstanding (or at least 25% of the Registrable Securities then outstanding if such request is made following any Closing of the offering referred to in subsection (ii) of this Section 2.2(a)) that the Company file a registration statement under the Securities Act covering the registration of at least 20% of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $15,000,000), then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 2.2(b), file as soon as practicable, and in any event within 60 days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by the Company in accordance with Section 5.5.

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                  (b) If the Holders initiating the registration request
hereunder (the "Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this
Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company and consented to by a majority in interest of the Holders proposing to distribute securities through such underwriting (which consent shall not be unreasonably withheld). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company and the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities of the Company owned by each Holder including securities in the underwriting.

                  (c) The Company is obligated to effect only two such registrations pursuant to this Section 2.2; provided, however, that the Company shall not be obligated to effect a registration pursuant to this
Section 2.2 if within the 12 months immediately preceding a request hereunder the Company has effected a demand registration under this Section 2.2.

                  (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this
Section 2.2 a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than twice in the aggregate and not more than once in any 12-month period.

                  2.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such


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notice by the Company in accordance with Section 5.5, the Company shall, subject to the provisions of Section 2.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. No Holder shall have any rights under this
Section 2.3 unless it is the owner of at least 200,000 shares of the Company's Common Stock either directly or through ownership of Preferred Stock, as adjusted to reflect any stock splits, stock dividends or other recapitalizations.

                  2.4 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Furnish, at the request of any Holder requesting registration of Registrable


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Securities pursuant to this Section 2, on the date that such Registrable
Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         2.5 FURNISH INFORMATION.

                  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

                  (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.12 if, due to the operation of subsection 2.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 2.2(a) or subsection 2.12(b)(ii), whichever is applicable.

                  2.6 EXPENSES OF DEMAND REGISTRATION. The Company shall bear and pay all expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and expenses of one counsel for the selling Holders selected by them; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.2.

                  2.7 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable


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Securities with respect to the registrations pursuant to Section 2.3 for each
Holder (which right may be assigned as provided in Section 2.13), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto and the reasonable fees and expenses of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

                  2.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 2.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total number of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall the number of securities of the selling Holders included in the offering be reduced below 30% of the total number of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included.

                  2.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                  2.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 2:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the


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statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person.

                  (b) To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 2.10(b) exceed the net proceeds (after deducting any discounts or commissions received by an underwriter in connection with such registration) from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this Section 2.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and


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expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of its obligations under this Agreement, except to the extent, but only to the extent, that the indemnifying party's ability to defend against such action is actually and materially impaired as a result of the failure to give such notice. The omission to so deliver written notice to the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 2.10.

                  (d) If the indemnification provided for in Sections 2.10(a), (b) and (c) is unavailable to an indemnified party under such Sections (other than by reason of exceptions provided in those Sections) in respect of any claims referred to in such Sections, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such claims in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holders of Registrable Securities on the other in connection with the statements or omissions which resulted in such claims as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The relative fault of the Company on the one hand and of the Holders of Registrable Securities on the other shall be determined by reference to, among other things, whether the applicable misstatement or alleged misstatement relates to information supplied by the Company or by the applicable Holder of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such misstatement or alleged misstatement. The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 2.10(d) were determined by PRO RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.10(d), no Holder shall be required to contribute any amount in excess of the net proceeds (after deducting any discounts or commissions received by an underwriter in connection with such registration) from the offering received by such Holder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The obligations of the Company and Holders under this
Section 2.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

                  2.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                  (b) take such action, including the voluntary registration of its Common Stock under section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has compiled with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                  2.12 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.12: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and stockholders for such Form S-3

Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 Registration Statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 2.12; provided, however, that the Company shall not utilize this right more than once in any 12-month period; (iv) if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 2.12 and other similar provisions granting rights to registration on Form S-3; (v) if in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) if the Holders hold in the aggregate less than 1% of the outstanding shares of the Company's capital stock.

                  (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 2.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company (with the payment of fees and disbursements of counsel for the Company dependent upon the Company's including securities in such registration), shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration; provided, however, that the Company shall bear and pay all such expenses, including (without limitation) all registration, filing and qualification fees, printer's and accounting fees and the fees and disbursements of one counsel for the selling Holders, but excluding underwriting discounts and commission relative to the Registrable Securities, with respect to the first three such registration pursuant to this Section 2.12. Registrations effected pursuant to this Section 2.12 shall not be counted as demands for registration effected pursuant to Section 2.2.

                  2.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to (i) a transferee or assignee of at least 100,000 of such Holder's shares of Registrable Securities, (ii) another Holder, (iii) in the case of a partnership to a partner or retired partner of such partnership who after such assignment holds at least 20,000 shares of Registrable Securities or (iv) an affiliated entity controlling, controlled by, or under common control with, such Holder; provided, in each case, the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

                  2.14 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Sections 2.2 or 2.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 2.2(a) or within 120 days of the effective date of any registration effected pursuant to Section 2.2.

                  2.15 MARKET STAND-OFF AGREEMENT. Each Holder hereby agrees that it shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose (other than to those donees who agree to be similarly bound) of any Registrable Securities during a reasonable and customary period of time, as agreed to by the Company and the underwriters, not to exceed 180 days, following the effective date of a registration statement of the Company filed under the Securities Act (the "Lock-Up Period"); provided, however, that:

                  (a) such agreement shall be applicable only to the first such registration statement of the Company which covers shares (or securities) to be sold on its behalf to the public in an underwritten offering; and

                  (b) all officers and directors of the Company, all holders of at least one percent (1%) of the issued and outstanding securities of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such reasonable and customary period.

                  Neither the Company nor the underwriters in a public offering shall reduce or eliminate the Lock-Up Period for any security holder of the Company without similarly reducing or eliminating the Lock-Up Period for each Holder.

                  2.16 TERMINATION OF REGISTRATION RIGHTS. The Company's obligations pursuant to this Section 2 shall terminate as to any Holder of Registrable Securities on the earlier of (i) when the Holder can sell all of such Holder's shares pursuant to Rule 144 under the Securities Act during any 90-day period or (ii) on the seventh anniversary of any Closing of the Company's sale of its Common Stock in a bona fide, firm commitment underwritten public offering registered under the Securities Act which results in gross offering proceeds of at least $15,000,000, at a public offering price of not less than $7.50 per share (adjusted to reflect stock dividends, stock splits or recapitalizations); provided, however, in no event shall such obligations terminate earlier than the first anniversary of any Closing of the offering described in subsection (ii) of this Section 2.17.

3.       COVENANTS.

                  3.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Investor and assignee holding that certain number of shares of Series A Preferred Stock, Series B

Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, adjusted for stock splits, reverse stock splits and similar changes in capitalization (the "Preferred Shares") as designated below and any such Investor or assignee may redistribute to any other Investor or assignee the information specified in paragraphs (a) through (f) below:

                  (a) to holders of at least 100,000 Preferred Shares, as soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company, a statement of operations for such fiscal year, a balance sheet of the Company as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                  (b) to holders of at least 100,000 Preferred Shares, within 30 days of the end of each calendar quarter, an unaudited statement of operations, statement of cash flows and balance sheet for and as of the end of such quarter, in reasonable detail; such quarterly statements shall also contain the foregoing information on a year-to-date basis and shall also compare actual performance to budget;

                  (c) to holders of at least 500,000 Preferred Shares, within 30 days of the end of each month, an unaudited statement of operations, statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail; such monthly statements shall also contain the foregoing information on a year-to-date basis and shall also compare actual performance to budget;

                  (d) to holders of at least 100,000 Preferred Shares, not less than 30 days prior to the close of each fiscal year, a comprehensive operating budget for the next fiscal year forecasting the Company's revenues, expenses and cash positions, prepare on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                  (e) to holders of at least 100,000 Preferred Shares, such other information relating to the financial condition, business, prospects or corporate affairs of the Company as Investor may from time to time request, provided, however, that the Company shall not be obligated to provide information which it deems in good faith to be proprietary; and

                  (f) with respect to the financial statements called for in subsection (a) of this Section 3.1, an instrument executed by the Chief Financial Officer or the President of the Company and certifying that such financials were prepared in accordance with internally consistent accounting methods consistently applied with prior practice for earlier periods and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment.

                  3.2 INSPECTION. The Company shall permit each Investor, at such Investor's expense and with reasonable prior notice, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

                  3.3 TERMINATION OF COVENANTS. The covenants set forth in Sections 3.1 and 3.2 hereof shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of section 13(a) or 15(d) of the Exchange Act, whichever event shall first occur; provided that the Company shall furnish, for five years following the termination of such covenants, to Investor copies of its reports on Forms 10-K and 10-Q within 10 days after filing with the SEC.

                  3.4 PROPRIETARY INFORMATION AGREEMENTS. The Company shall use its best efforts to cause that all employees of and consultants to the Company having access to the Company's proprietary and confidential information shall execute proprietary information agreements with the Company approved by the Company's Board of Directors.

                  3.5 OPTION VESTING. All options or warrants hereafter granted by the Company to its employees, officers, directors, consultants or advisors ("Restricted Parties"), all Options previously granted by the Company's Board of Directors but not yet evidenced by an Option grant, and all restricted stock purchase agreements hereafter entered into by the Company with Restricted Parties, will be subject to a vesting schedule providing for twenty-five percent (25%) vesting after the first twelve (12) months of employment and daily vesting as to the remaining seventy-five percent (75%) of the shares over the following thirty six (36) months after the first anniversary of the employment commencement date, or such other vesting schedule as is approved by the Company's Compensation Committee.

                  3.6 COMPLIANCE WITH LAW. (i) The operations of the Company and its Subsidiaries will be conducted in compliance with all Applicable Laws promulgated by any Governmental Authority, including, without limitation, all Applicable Laws relating to consumer protection, equal opportunity, health, health care industry regulation, third party reimbursement (including Medicare, Medicaid, and workers compensation), environmental protection, fire, zoning and building and occupational safety matters, except for noncompliance that individually or in the aggregate would not and, insofar as may reasonably be foreseen, in the future will not, have a material adverse effect on the Company or any Subsidiary.

                  (ii) In addition to and without limiting the generality of the foregoing, the Company shall adopt and implement a compliance plan adequate to assure such compliance. The compliance plan shall include all material elements of an effective program to prevent and detect violations of law as identified in Commentary 3(k) to Section 8A1.2 of the federal Sentencing Guidelines.

                  (iii) DEFINITIONS.  For purposed of this Section 3.6:

                  "Applicable Law" means, with respect to any person or entity, any federal, state or local statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other requirement of any governmental authority applicable to such person or entity or any of its Subsidiaries or any of their respective properties, assets, officers, directors, employees, consultants or agents.

                  "Governmental Authority" means any branch, component, agency or instrumentality of federal, state or local government.

                  "Subsidiary" means any entity which is wholly-owned by the Company or in which the Company has a beneficial ownership interest, including any partnership or joint venture entity.

                  3.7 INSURANCE. The Company and each of the Subsidiaries will maintain in full force and effect with insurers insurance in such amounts and against such losses and risks as is sufficient and reasonable given the nature of their respective businesses.

4.       SALES BY INVESTORS.

                  4.1 RIGHT OF FIRST REFUSAL. The parties agree that before there can be a valid sale, assignment or transfer by any Investor of 20,000 shares or more of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock within any six (6) month period (other than (i) a transfer not involving a change in beneficial ownership, (ii) transactions involving the distribution of such shares by any of the Investors to any of their partners, or stockholders, (iii) pursuant to a transfer without consideration to the spouse or lineal descendants of the transferring Investor, or a trust for the benefit of the transferring Investor, his spouse and/or lineal descendants or (iv) a transfer to an affiliated entity controlling, controlled by, or under common control with, the Investor), the Investor intending to transfer (the "Selling Investor") shall first give notice in writing (the "Notice of Sale") to the Company of his, her or its intention to sell such shares (the "Noticed Shares"). Such Notice of Sale shall specify the number of Notice Shares to be sold, the name of the proposed purchaser (the "Proposed Investor Purchaser"), the price per Noticed Share and the terms and conditions upon which the Selling Investor intends to make such sale. Promptly upon the Company's receipt of such Notice of Sale, the Secretary of the Company shall mail or deliver a copy of such Notice of Sale to all Investors owning an aggregate of Common Stock Equivalents (as hereafter defined) representing at least 100,000 shares of Common Stock (as adjusted for stock splits, contributions and stock dividends) (such stockholders being hereinafter referred to as the "Optionee Investors"). Within thirty (30) days thereafter, any such Optionee Investor or Investor (the "Offering Investor") desiring to acquire any part or all of the Noticed Shares shall deliver by mail or otherwise to the Secretary of the Company a written offer or offers, to purchase a specified number of such Noticed Shares at the price and upon the terms and conditions stated in such Notice of Sale, accompanied by the stated consideration therefor with authorization to transfer such consideration against delivery of such shares, which offers, subject to Section 4.2, shall be accepted by the Selling Investor. As used herein, "Common Stock Equivalents" shall mean outstanding shares of Common Stock and shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock.

                  If the total number of shares specified in said offers to the Secretary exceeds the number of the Noticed Shares, each Offering Investor shall be entitled to purchase that number of shares which is equal to the lesser of:

                  (i) the number of shares specified in said offer or,

                  (ii) such proportion of the Notice Shares as the number of shares (on an as-if-converted basis) that such Offering Investor holds bears to the total number of shares held by all the Offering Investors (on an as-if-converted basis).

                  If all of the Noticed Shares are not disposed of under the apportionment pursuant to this Section 4.1, those shares remaining undisposed of shall be apportioned among those Offering Investors whose number of Shares specified in their respective offers under Section 4.1 exceed the number of shares allocated to them, which excess shares shall be apportioned on the basis of the apportionment formula set forth in this Section, and said apportionment process shall be repeated with respect to any excess shares after each apportionment until all Noticed Shares are allocated.

                  4.2 FAILURE TO EXERCISE OPTIONS AND MAKE OFFERS FOR ALL SHARES. If options are not exercised and/or offers made in the aggregate for all of the Noticed Shares within the thirty (30) day period referred to herein, the Selling Investors shall not be obligated to sell the Noticed Shares or any fraction thereof to the Optionee Investors, and may dispose of all of the Noticed Shares to the Proposed Purchaser named in said Notice of Sale, provided, however, that the Selling Investor shall not sell less than all of said Noticed Shares nor shall it sell such shares at a lower price or on terms or conditions more favorable to the Proposed Purchaser than those specified in said Notice of Sale without first offering the new price, terms and conditions to Optionee Investors as hereinabove set forth. If the Selling Investor does not so sell the Noticed Shares to such Proposed Purchaser within one hundred twenty (120) days after it first gave notice to the Company pursuant to Section 4.1, it shall again first offer such shares to the Optionee Investors prior to selling them to any Proposed Purchaser.

                  4.3 NONMONETARY CONSIDERATION.

                  (a) If part or all of the purchase consideration specified in a Notice of Sale is other than money or purchaser's promissory note or other evidence of indebtedness, such Notice of Sale shall also specify the fair market value in cash of such other consideration. The Optionee Investors shall have the right to exercise their respective options to purchase the Noticed Shares by delivery of a written offer or offers specifying a cash purchase price equal to the total of the monetary consideration and the fair market value of the nonmonetary consideration specified in the Notice of Sale.

                  (b) If any Optionee Investor objects to the amount specified in the Notice of Sale as the fair market value of any nonmonetary consideration, such Optionee Investor shall, within twenty (20) days of the receipt of the Notice of Sale, submit a written request to the Company that the matter be submitted to the Board of Directors for determination. Pending such determination, or a determination pursuant to subsection (c) below, the time for exercising options to purchase shares shall be stayed as of the date of such notice. Promptly upon the Company's receipt of such notice from the objecting Optionee Investor, the Secretary of the Company shall notice and call a special meeting of the Board of Directors, to be held within fifteen (15) days of the Company's receipt of notice from the objecting Optionee Investor, for the purpose of determining in good faith the fair market value of the nonmonetary consideration specified in the Notice of Sale. Any decision of the Board of Directors made in good faith shall be final and binding upon all parties. The Board of Directors shall promptly give written notice of its decision and the resulting calculation of the purchase price to the parties.

                  (c) If the Board of Directors fails or refuses to make a determination of the fair market value of such nonmonetary consideration within such fifteen (15) day period from the date of the Company's receipt of notice from the objecting Optionee Investor, the objecting Optionee Investor and the Selling Investor shall select and agree upon a single appraiser. If the parties are unable to agree upon a single appraiser within ten (10) days after the end of the fifteen (15) day period specified above, then either party may apply to the San Diego Superior Court (pursuant to a petition to compel arbitration) for the appointment of a single appraiser in accordance with Section 1280 ET SEQ. of the California Code of Civil Procedure. Such appraiser shall thereupon promptly determine the fair market value of the nonmonetary consideration specified in the Notice of Sale, and shall promptly give written notice of such appraiser's decision and the resulting calculation of the purchase price to the parties and to the Company.

                  (d) All expenses of the determination by the Board of Directors or the appraisal and proceedings to appoint an appraiser, as the case may be, shall be borne one-half by the Optionee Investors who exercise their options to purchase the Noticed Shares (who shall share such expenses among themselves in proportion to the number of shares each elects to purchase) and one-half by the Selling Investor, unless the Optionee Investors thereafter fail to exercise their respective options, in which case the objecting Optionee Investor shall bear all such expenses.

                  4.4 TERMINATION. Notwithstanding the foregoing, the rights of first refusal set forth in this Section 4 shall terminate upon any Closing of the Company's first firmly underwritten public offering of its Common Stock registered under the Securities Act of 1933.

5.       MISCELLANEOUS.

                  5.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  5.2 GOVERNING LAW; JURY TRIAL WAIVER. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California. THE PARTIES HERETO IRREVOCABLY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST THE PARTY IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  5.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  5.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  5.5 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, and telecopier, and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                  5.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  5.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided, however, that any such amendment or waiver which would have a disproportionate effect on any Holder shall require the written consent of such Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

                  5.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  5.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  5.10 ENTIRE AGREEMENT. This Agreement, a letter agreement between the Company and GE Capital Equity Investments, Inc. dated of even date herewith, a letter agreement between the Company and Merrill Lynch Ventures L.P. 2001 dated of even date herewith and the documents referred to herein constitute the entire agreement among the parties hereto and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:                           DIGIRAD CORPORATION,
                                   a Delaware corporation

                                   By:      /s/ Scott Huennekens
                                      -----------------------------------------
                                            Scott Huennekens, President

FOUNDERS:                          JACK F. BUTLER

                                   By:      /s/ Jack F. Butler
                                      -----------------------------------------
                                               Jack F. Butler

                     Address:      16650 Las Cuestas
                                   Rancho Santa Fe, CA  92067


                                   CLINTON L. LINGREN


                                   By:     /s/ Clinton L. Lingren
                                      -----------------------------------------
                                              Clinton L. Lingren

                     Address:      6211 Hannon Ct.
                                   San Diego, CA  92117











                           [SIGNATURE PAGE TO AMENDED AND RESTATED
                                INVESTORS' RIGHTS AGREEMENT]

EXISTING INVESTORS:

                                   KINGSBURY CAPITAL PARTNERS, L.P.

                                   By:      Kingsbury Associates, L.P.,
                                            Its General Partner


                                   By:    /s/ Timothy J. Wollaeger
                                      -----------------------------------------
                                            Timothy J. Wollaeger,
                                            General Partner

                                   KINGSBURY CAPITAL PARTNERS, L.P., II

                                   By:      Kingsbury Associates, L.P.,
                                            Its General Partner


                                   By:     /s/ Timothy J. Wollaeger
                                      -----------------------------------------
                                            Timothy J. Wollaeger,
                                            General Partner

                                   KINGSBURY CAPITAL PARTNERS, L.P., III

                                   By:      Kingsbury Associates, L.P.,
                                            Its General Partner


                                   By:     /s/ Timothy J. Wollaeger
                                      -----------------------------------------
                                            Timothy J. Wollaeger,
                                            General Partner

                                   KINGSBURY CAPITAL PARTNERS, L.P., IV


                                   By:      Kingsbury Associates, L.P.,
                                            Its General Partner


                                   By:     /s/ Timothy J. Wollaeger
                                      -----------------------------------------
                                            Timothy J. Wollaeger,
                                            General Partner

                  Address:         3655 Nobel Drive, Suite 490
                                   San Diego, CA  92122




                           [SIGNATURE PAGE TO AMENDED AND RESTATED
                                INVESTORS' RIGHTS AGREEMENT]

EXISTING INVESTORS:

                                   SORRENTO GROWTH PARTNERS I, L.P.


                                   By:      Sorrento Equity Growth Partners
                                            I, L.P., Its General Partner

                                   By:      Sorrento Associates, Inc.,
                                            Its General Partner


                                   By:     /s/ Robert M. Jaffee
                                      -----------------------------------------
                                            Robert M. Jaffe, President



                                   SORRENTO VENTURES II, L.P.


                                   By:      Sorrento Equity Partners, L.P.,
                                            Its General Partner

                                   By:      Sorrento Associates, Inc.,
                                            Its General Partner


                                   By:     /s/ Robert M. Jaffe
                                      -----------------------------------------
                                            Robert M. Jaffe, President


                  Address: 4370 La Jolla Village Drive, Suite 1040 San Diego, CA 92122




                           [SIGNATURE PAGE TO AMENDED AND RESTATED
                                INVESTORS' RIGHTS AGREEMENT]

EXISTING INVESTORS:

                       SORRENTO VENTURES III, L.P.


                       By:    /s/ Robert M. Jaffe
                          -----------------------------------------
                            Robert M. Jaffe
                            President, Sorrento Associates, Inc.
                            General Partner, Sorrento Equity Partners III, L.P. General Partner, Sorrento Ventures III, L.P.


                       SORRENTO VENTURES CE, L.P.

                       By:    /s/ Robert M. Jaffe
                          -----------------------------------------
                            Robert M. Jaffe
                            President, Sorrento Associates, Inc.
                            General Partner, Sorrento Equity Partners III, L.P. General Partner, Sorrento Ventures CE, L.P.



               Address: 4370 La Jolla Village Drive, Suite 1040 San Diego, CA 92122





                           [SIGNATURE PAGE TO AMENDED AND RESTATED
                                INVESTORS' RIGHTS AGREEMENT]

EXISTING INVESTORS:

                                  VECTOR LATER-STAGE EQUITY FUND, L.P.

                                  By:      Vector Fund Management II, L.L.C.
                                           Its General Partner


                                  By:     /s/ Doug Reed
                                     -----------------------------------------
                                           Doug Reed
                                           Managing Director

                                 VECTOR LATER-STAGE EQUITY FUND II, L.P.

                                 By:      Vector Fund Management II, L.L.C.
                                          Its General Partner


                                 By:      /s/ Doug Reed
                                     -----------------------------------------
                                           Doug Reed
                                           Managing Director

                                 VECTOR LATER-STAGE EQUITY FUND II (Q.P.), L.P.

                                  By:      Vector Fund Management II, L.L.C.
                                           Its General Partner


                                  By:     /s/ Doug Reed
                                      -----------------------------------------
                                           Doug Reed
                                           Managing Director

                  Address:         1751 Lake Cook Road, Suite 350
                                   Deerfield, IL  60015




                           [SIGNATURE PAGE TO AMENDED AND RESTATED
                               INVESTORS' RIGHTS AGREEMENT]

EXISTING INVESTORS:

                                   PALIVACINNI PARTNERS, LP



                                   By:    /s/ Doug Reed
                                      -----------------------------------------
                                           Doug Reed
                                           Managing Director

                  Address:         1751 Lake Cook Road, Suite 350
                                   Deerfield, IL  60015















                           [SIGNATURE PAGE TO AMENDED AND RESTATED
                               INVESTORS' RIGHTS AGREEMENT]

EXISTING INVESTORS:


                                   AUREUS DIGIRAD, LLC


                                   By:          /s/ Robert M. Averick
                                      -----------------------------------------

                                   Name:        Robert M. Averick
                                      -----------------------------------------

                                   Its:         Member
                                      -----------------------------------------

                  Address:         100 First Stamford Place
                                   Stamford, CT  06902

EXISTING INVESTORS:


                                   MERRILL LYNCH VENTURES, L.P. 2001



                                   By:      Merrill Lynch Ventures LLC
                                            Its General Partner

                                   By:          /s/ Edward J. Higgins
                                      -----------------------------------------
                                            Edward J. Higgins
                                            Vice President

                  Address:         2 World Financial Center, 31st Floor
                                   New York, NY 10281
                                   Attn:  Jean Kim

                   All Notices:    Merrill Lynch Ventures, L.P. 2001
                                   95 Greene Street
                                   Jersey City, NJ 07302-3815
                                   Attn:  Robert F. Tully

EXISTING INVESTORS:


                                   INGLEWOOD VENTURES, L.P.



                                   By:          /s/ Daniel C. Wood
                                      -----------------------------------------
                                            Daniel C. Wood
                                   Title:       Member
                                         --------------------------------------

                  Address:         12526 High Bluff Drive, Suite 300
                                   San Diego, CA  92130

EXISTING INVESTORS:


                                    ANACAPA INVESTORS, LLC -
                                    ANACAPA I

                                    By:          /s/ Robert Raede
                                       ----------------------------------------
                                             Robert Raede
                                             Manager

                   Address:         32 W. Anapamu Street, #350
                                    Santa Barbara, CA  93101

EXISTING INVESTORS:


                                   KENNETH E. OLSON TRUST DATED 3/16/89



                                   By:          K. Olson
                                      -----------------------------------------

                                   Name:        Trustee
                                        ---------------------------------------

                                  Title:
                                        ---------------------------------------

                 Address:         404 Torrey Point Road
                                  Del Mar, CA  92014

EXISTING INVESTORS:


                                     MID-CAROLINA CARDIOLOGY, PA

                                     By:      /s/ Stephen A. McAdams
                                        ---------------------------------------
                                              Stephen A. McAdams, M.D.
                                              Chief Executive Officer

                     Address: 1718 East Fourth Street, Suite 501 Charlotte, NC 28204



                                     STEPHEN A. MCADAMS AND LOU ANN MCADAMS

                                              /s/ Stephen A. McAdams
                                     ------------------------------------------
                                     Stephen A. McAdams


                                              /s/ Lou A. McAdams
                                     ------------------------------------------
                                     Lou Ann McAdams


                     Address: 1718 East Fourth Street, Suite 501 Charlotte, NC 28204

NEW INVESTORS:

                                    SILICON VALLEY BANK

                                    By:               /s/ Patrick J. O'Donnell
                                       ----------------------------------------

                                    Name:             Patrick J. O'Donnell
                                         --------------------------------------

                                    Title:            Regional Market Manager
                                          -------------------------------------

                                    Dated as of the Date of the Agreement

                    Address:        3003 Tasman Drive, HG 110
                                    Santa Clara, CA  95054
                                    Attention:  Treasury Department

NEW INVESTORS:


                                    D. THEODORE BERGHORST


                                    /s/ D. Theodore Berghorst
                                    -------------------------------------------
                                    Signature

                    Address:        12 Kent Road
                                    Winnetka, IL 60093


                                    BERGHORST 1998 DYNASTIC TRUST


                         By:               /s/ D. Theodore Berghorst
                                    -------------------------------------------
                                    D. Theodore Berghorst as Financial Advisor

                    Address:        12 Kent Road
                                    Winnetka, IL  60093

NEW INVESTORS:


                                    PETER F. DRAKE

                                             /s/ Peter F. Drake
                                    -----------------------------------------
                                    Signature

                    Address:        255 Mayflower Road
                                    Lake Forest, IL 60045

NEW INVESTORS:

                                   IMPERIAL VENTURES, INC.

                                   By:       /s/ James Rutter
                                        ---------------------------------------
                                        James B. Rutter
                                        President

                      Address:     11512 El Camino Real, Suite 350
                                   San Diego, CA  92130

NEW INVESTORS:

                                    STEPHEN A. MCADAMS ROLLOVER IRA

                                    By:         /s/ Stephen A. McAdams
                                          -------------------------------------
                                          Stephen A. McAdams

                       Address: 1718 East Fourth Street, Suite 501 Charlotte, NC 28204

NEW INVESTORS:

                                    W AUGUST HILLENBRAND

                                          /s/ W. August Hillenbrand
                                    ------------------------------------------
                                    Signature

                        Address:    700 S.R. 46E
                                    Batesville, IN  47006

NEW INVESTORS:

                                    TAH & H INVESTORS, LP

                                    By:      Investment Committee
                                             Brickyard Holdings. Inc.
                                             Its General Partner


                                    By:            /s/ Charles W. Crowther
                                             ----------------------------------
                                             Charles W. Crowther
                                             Investment Committee Member


                                    KKH & C INVESTORS, LP

                                    By:      Investment Committee
                                             Brickyard Holdings. Inc.
                                             Its General Partner


                                    By:             /s/ Charles W. Crowther
                                             ----------------------------------
                                             Charles W. Crowther
                                             Investment Committee Member


                                    WAH & M INVESTORS, LP

                                    By:      Investment Committee
                                             Brickyard Holdings. Inc.
                                             Its General Partner


                                    By:            /s/ Charles W. Crowther
                                             ----------------------------------
                                             Charles W. Crowther
                                             Investment Committee Member


                    Address:        5 Observatory Hill
                                    Cincinnati, OH  45208

NEW INVESTORS:

                                    MLH & T INVESTORS, LP

                                    By:      Investment Committee
                                             Brickyard Holdings. Inc.
                                             Its General Partner


                                    By:            /s/  Charles W. Crowther
                                             ----------------------------------
                                             Charles W. Crowther
                                             Investment Committee Member


                                    RDH & S INVESTORS, LP

                                    By:      Investment Committee
                                             Brickyard Holdings. Inc.
                                             Its General Partner


                                    By:            /s/ Charles W. Crowther
                                             ----------------------------------
                                             Charles W. Crowther
                                             Investment Committee Member


                    Address:        5 Observatory Hill
                                    Cincinnati, OH  45208

NEW INVESTORS:

                                   GE CAPITAL EQUITY INVESTMENTS, INC.


                                   By:      /s/ David Gibbs
                                         --------------------------------------
                                         David Gibbs
                                         Senior Vice President

                  Address:         120 Long Ridge Road
                                   Stamford, CT  06927

                                   SCHEDULE A

FOUNDERS

Jack Butler, Sr.
Jack Butler, Jr.
Alice Butler
Michael Butler
Patricia Butler
Clinton Lingren
Leslie Lingren
David Lingren
Corinne Avayo
Wallace Goodson
LaVerne Clark
Marcia McChesney
Vera Williams
Marilyn Sargent
Grant Heileson
Carma Farley
Darlene Logan
Kathleen Ipsen
Terry Tervort
Michelle Belnap
Alison Komm

EXISTING INVESTORS

Vector Later-Stage Equity Fund, L.P.
Vector Later-Stage Equity Fund II, L.P.
Vector Later-Stage Equity Fund II (Q.P.), L.P.
Furman Selz SBIC L.P.
Sorrento Growth Partners I, L.P.
Sorrento Ventures II, L.P.
Sorrento Ventures III, L.P.
Sorrento Ventures CE, L.P.
Kingsbury Capital Partners, L.P.
Kingsbury Capital Partners, L.P., II
Kingsbury Capital Partners, L.P., III
Kingsbury Capital Partners L.P., IV
Jack F. Butler, Sr.
Gerald G. Loehr Trust
William L. Ashburn
Karen A. Klause
Kenneth E. Olson Trust
Peter T. Dunn


                                      SCHEDULE A-1

Dunn Family Trust
Nathan P. Dunn
Kyla E. Dunn
The Arthur & Sophie Brody Revocable Trust DTD 04/13/89
Malin Burnham
Philip L. Elkus Trust DTD 09/09/74
Elliot Feuerstein Trust DTD 05/14/82
Stanley and Maxine Firestone Trust DTD 12/02/88
Ira R. and Joan P. Katz Qualified Marital Trust
Knowles Family Trust
The SDL Trust
Arthur E. Nicholas
The Stanley E. and Pauline M. Foster Trust DTD  07/31/81
Page Trust DTD 03/03/89
Forrest N. Shumway & Patricia K. Shumway Trust DTD 04/26/94
Derbes Family Trust U/D/T 04/25/86
Sutro Investment Partners V., LLC
SBSF Biotechnology Fund, L.P.
SBSF Biotechnology Partners Fund, L.P.
ABS Employees' Venture Fund Limited Partnership
JAFCO Co., Ltd.
JAFCO R-3 Investment Enterprise Partnership
JAFCO JS3 Investment Enterprise Partnership
JAFCO G-6 (A) Investment Enterprise Partnership
JAFCO G-6 (B) Investment Enterprise Partnership
JAFCO G-7 (A) Investment Enterprise Partnership
JAFCO G-7 (B) Investment Enterprise Partnership
Johnson & Johnson Development Corporation
Health Care Indemnity, Inc.
Mitsui & Co., Ltd.
MVC Global Japan Fund I
Ocean Avenue Investors, LLC - Founders Fund
Ocean Avenue Investors, LLC - Redstone Fund
Aureus Digirad, LLC
Merrill Lynch Ventures, L.P. 2001
Mid-Carolina Cardiology, PA
Stephen A. McAdams and Lou Ann McAdams, as Joint Tenants
Akinyele Aluko, M.D.
Harvey Family LLC
GFP Digirad
Dr. Jerome Williams, Jr.
Dwayne A. Schmidt
Richard N. and Judy F. Linder
Fisk Ventures LLC
IngleWood Ventures, L.P.
The University of North Carolina at Chapel Hill
         Foundation Investment Fund, Inc.
Palivaccini Partners, LP


                                      SCHEDULE A-2

Anacapa Investors, LLC -Anacapa I

NEW INVESTORS

GE Capital Equity Investments, Inc.
D. Theodore Berghorst
Imperial Ventures, Inc.
W August Hillenbrand
TAH & H Investors, LP
KKH & C Investors, LP
WAH & M Investors, LP
MLH & T Investors, LP
RDH & S Investors, LP
Peter F. Drake
Silicon Valley Bank
Stephen A. McAdams Rollover IRA


                                      SCHEDULE A-3